UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 9/30

Date of reporting period:    9/30/14

Item 1.  Reports to Stockholders.

Class A Shares (DAVAX)

Annual Report

September 30, 2014

1-855-445-9339

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the consolidated financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Footprints Discover Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Dear Fellow Shareholder,

Fall is here and it’s a very special time of year, especially for back to school families. In the Midwest, this might be the very best weather of the year and this year is no exception.

Over the past few weeks we have seen exceptional volatility and much of the gains of the popular averages have given back this advance for the year despite an uneventful market.

We have received many questions from shareholders and in keeping with the academic spirit; I’d like to answer a few of those shared inquiries.

Q. With DAVAX finishing up its second year and being fully invested, why is the fund underperforming FAMR separately managed accounts if they are invested the same way and with the same philosophy?

A. DAVAX is using the same investment philosophy and we select the investments just as we do for separately managed accounts (SMAs); however, early last year many of the securities that our SMAs were invested in had already appreciated short term. This made it untimely to invest in them, as well as some fixed income opportunities.

For the past year, the Fund has lagged behind the popular benchmarks used in our peer comparison, 12.68% vs -24.92% for DAVAX, while the YTD comparison is 0.68% for the benchmark and -20.87% for DAVAX. It is difficult not to criticize such discrepancies and be disappointed, but with absolute value investing, it’s about buying out of favor, deeply discounted investments. Although many value stocks began pulling back as early as the end of the 1st quarter 2014, DAVAX was particularly hurt because of three positions.

American Superconductor (AMSC), which serves the utility, industrial and wind turbine industries, had some lumpy quarters causing near-term weakness. The company is currently recovering and expects a solid performance in 2015 and beyond.

Molycorp Inc. (MCP) and Ion Geophysical (IO) have both been impacted by weakness in commodity prices within each of their respective industries. MCP produces rare earth minerals and products, including oxides, metals, alloys and magnets for a variety of applications including clean energy technologies, technology, and defense applications. IO provides geophysical technology, services and solutions for the global oil and gas industry. We feel that as pricing pressures ease, both of these companies will benefit.

We are pleased with the performance of Level 3 Communications (LVLT), which was up almost 150% over the past 12 months. We still feel that it is not fairly valued and its price may pull back before its fundamentals catch up to our assessed absolute value. LVLT’s story will continue to unfold over the long term.

1

Both stocks and bonds may be mispriced for any number of reasons, and our investments need time to realize their potential absolute value we have assessed in them. This causes our style to underperform in the near term. But historically, our absolute value style has proven to be rewarding over the long term.

We continuously monitor our companies and are confident in our current portfolio holdings over the long term. As shareholders of the Fund, we see weakness as opportunity.

Q. With the stock market so high what does that mean to me as a shareholder?

A. The most difficult job to do well is to time the market. I believe the amount of time you spend investing rather than the amount spent “timing” the market is the most important consideration. Short-term timing of both buying and serious selling is very emotional and leads many investors to make mistakes with their money. Seldom do we know when we are in a bull or bear (declining) market until after the fact.

GEO POLITICAL

There seems to be no shortage of head line news. We have been bombarded for most of the summer with European slow down, the Russian Ukraine debacle, the Fed’s pursuit to taper and so on. And now, just as we prepare our letter, Ebola is causing huge fear in most of us, not just investors. As investors, it’s challenging to face strong head winds that hinder objective and rational decisions.

I encourage you to set forward looking goals using a long term time horizon. Head line news will always be around with a particular emphasis on bad news. Through the noise, we continuously evaluate and invest in the opportunities that we feel are undervalued and have significant appreciation potential.

4470-NLD-11/20/2014

2

Footprints Discover Value Fund
PORTFOLIO REVIEW (Unaudited)
Since Inception through September 30, 2014

PERFORMANCE OF A $10,000 INVESTMENT

The Fund’s performance figures for the periods ended September 30, 2014 as compared to its benchmark:

	One Year	Since Inception
Footprints Discover Value Fund – Class A:	(24.92)%	(12.67)%
Footprints Discover Value Fund – Class A with load:	(29.23)%	(15.58)%
S&P Composite 1500 Pure Value Index	12.68%	23.84%

*	The Fund commenced operations on December 31, 2012.

S&P Composite 1500 Pure Value Index is comprised of the pure value index constituents of the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, is 4.99% per the February 2, 2014 Prospectus. Investments in the Fund are subject to a maximum sales charge of 5.75%. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-445-9339.

HOLDINGS BY ASSET CLASS**

Common Stock	79.0%
Preferred Stock	5.8%
Short Term Investments	9.6%
Other Assets Less Liabilities	5.6%
100.0%

**Based on fair value as a percentage of net assets as of September 30, 2014.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

Footprints Discover Value Fund
PORTFOLIO OF INVESTMENTS
September 30, 2014

Shares		Fair Value
	COMMON STOCK - 79.0%
	COMPUTERS - 5.0%
118,674	Imation Corp. *	$350,088

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
77,753	First Marblehead Corp. *	220,818

	ELECTRICAL COMPONENTS & EQUIPMENT - 11.2%
554,427	American Superconductor Corp. *	781,742

	INSURANCE - 21.6%
164,700	MBIA, Inc. *	1,511,946

	MINING - 3.6%
215,400	Molycorp, Inc. *	256,326

	OIL & GAS SERVICES - 4.6%
115,591	ION Geophysical Corp. *	322,499

	SEMICONDUCTORS - 24.9%
11	AXT, Inc. *	27
37,500	Rudolph Technologies, Inc. *	339,375
165,347	Sigma Designs, Inc.*	712,646
68,500	Silicon Image, Inc. *	345,240
15,207	Ultratech, Inc. *	345,959
		1,743,247
	TELECOMMUNICATIONS - 5.0%
7,600	Level 3 Communications, Inc. *	347,548

	TOTAL COMMON STOCK (Cost - $7,696,040)	5,534,214

	PREFERRED STOCK - 5.8%
	INSURANCE - 5.8%
10	MBIA Insurance Corp., 4.72%
	TOTAL PREFERRED STOCK (Cost - $590,000)	410,000

	SHORT-TERM INVESTMENTS - 9.6%
	MONEY MARKET FUND - 9.6%
673,981	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 0.01%+	673,981
	TOTAL SHORT-TERM INVESTMENTS (Cost - $673,981)

	TOTAL INVESTMENTS (Cost - $8,960,021) (a) - 94.4%	$6,618,195
	OTHER ASSETS LESS LIABILITIES - 5.6%	392,140
	NET ASSETS - 100.0%	$7,010,335

*	Non-Income producing security.

+	Interest rate reflects seven-day effective yield on September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,961,299 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost:	$24,793
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value:	(2,367,897)
Net unrealized depreciation	$(2,343,104)

The accompanying notes are an integral part of these financial statements.

4

Footprints Discover Value Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

Assets:
Investments at Fair Value (cost $8,960,021)	$6,618,195
Receivable for Securities Sold	423,049
Due from Adviser	2,438
Prepaid Expenses and Other Assets	6,098
Total Assets	7,049,780

Liabilities:
Payables to Other Affiliates	7,343
Accrued Distribution Fees	1,660
Accrued Expenses and Other Liabilities	30,442
Total Liabilities	39,445

Net Assets	$7,010,335

Composition of Net Assets:
At September 30, 2014, Net Assets consisted of:
Paid-in-Capital	$9,815,748
Undistributed Net Investment Loss	(3,923)
Accumulated Net Realized Loss From Investments and Option Contracts	(459,664)
Net Unrealized Depreciation on Investments and Option Contracts	(2,341,826)
Net Assets	$7,010,335

Net Asset Value Per Share
Class A Shares
Net Assets	$7,010,335
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	964,317
Net Asset Value and Redemption Price per Share ($7,010,335/964,317)(a)	$7.27
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)(a)	$7.71

(a)	Redemption of shares held less than 90 days may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

5

Footprints Discover Value Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

Investment Income:
Interest Income	$125
Total Investment Income	125

Expenses:
Investment Advisory Fees	128,395
Administration Fees	41,887
Transfer Agent Fees	32,944
Fund Accounting Fees	26,999
Distribution Fees	21,399
Audit Fees	16,000
Printing Expense	13,763
Chief Compliance Officer Fees	13,636
Legal Fees	12,047
Registration and Filing Fees	11,131
Trustees’ Fees	10,879
Custody Fees	5,001
Insurance Expense	2,249
Other Expenses	1,280
Non 12b-1 Shareholder Expense	20
Total Expenses	337,630
Less: Expenses Waived/Reimbursed by Adviser	(170,751)
Net Expenses	166,879
Net Investment Loss	(166,754)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(543,385)
Options Written	291,572
(251,813)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,946,880)
Options Written	(21,317)
(1,968,197)

Net Realized and Unrealized Loss on Investments	(2,220,010)

Net Decrease in Net Assets Resulting From Operations	$(2,386,764)

The accompanying notes are an integral part of these financial statements.

6

Footprints Discover Value Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the Period From
	ended	December 31, 2012*
	September 30, 2014	to September 30, 2013
Operations:
Net Investment Loss	$(166,754)	$(95,398)
Net Realized Gain (Loss) on Investments and Options Written	(251,813)	708,857
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Written	(1,968,197)	(373,629)
Net Increase (Decrease) in Net Assets
Resulting From Operations	(2,386,764)	239,830

Distributions to Shareholders From:
Capital Gains ($0.73 and $0.00 per share, respectively)	(658,479)	—
	(658,479)	—
Capital Share Transactions:
Class A
Proceeds from Shares Issued	1,049,789	9,335,428
Distributions Reinvested	658,479	—
Cost of Shares Redeemed	(1,052,960)	(175,039)
Redemption Fees	8	43
Total Capital Share Transactions	655,316	9,160,432

Total Net Increase (Decrease) in Net Assets	(2,389,927)	9,400,262

Net Assets:
Beginning of Period	9,400,262	—

End of Period (including undistributed net investment loss of $3,923 and $—)	$7,010,335	$9,400,262

SHARE ACTIVITY
Class A
Shares Issued	115,955	911,177
Shares Reinvested	77,015	—
Shares Redeemed	(123,416)	(16,414)
Net increase in shares of beneficial interest outstanding	69,554	894,763

*	Footprints Discover Value Fund commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

7

Footprints Discover Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each periods presented.

	Class A
	For the Year	For the Period
	Ended	December 31, 2012 (1)
	September 30, 2014	to September 30, 2013

Net Asset Value, Beginning of Period	$10.51	$10.00
From Operations:
Net investment loss (a)	(0.17)	(0.14)
Net gain (loss) from investments (both realized and unrealized)	(2.34)	0.65
Total from operations	(2.51)	0.51

Distributions to shareholders from net realized gains	(0.73)	—
Total distributions	(0.73)	—

Paid in capital from redemption fees (e)	0.00	0.00

Net Asset Value, End of Period	$7.27	$10.51

Total Return (b)	(24.92)%	5.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$7,010	$9,400
Ratio of expenses to average net assets before reimbursement	3.95%	4.95	% (c)
net of reimbursement	1.95%	1.95	% (c)
Ratio of net investment loss to average net assets	(1.95)%	(1.81	)% (c)
Portfolio turnover rate	109%	107	% (d)

(1)	Footprints Discover Value Fund commenced operations on December 31, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any sales charges. Total returns would have been reduced absent waived fees and reimbursed expenses.

(c)	Annualized.

(d)	Not annualized.

(e)	Per share amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

8

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

1.	ORGANIZATION

The Footprints Discover Value Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund has four classes of shares: Class A shares, Class C shares, Class I shares and Class N shares. Class C, Class I and Class N shares are not currently offered. Each class represents an interest in the same assets of the Fund but has different expenses. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Adviser’s discretion. The primary investment objective of the Fund is total return from capital appreciation and income. The Fund commenced operations on December 31, 2012.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, a valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the

9

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets measured at fair value:

10

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$5,534,214	$—	$—	$5,534,214
Preferred Stock	—	—	410,000	410,000
Short-Term Investments	673,981	—	—	673,981
Total	$6,208,195	$—	$410,000	$6,618,195

*	See Portfolio of Investments for industry classifications.

There were no transfers between levels during the current period presented. It is the Fund’s policy to recognize transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Preferred Stock
Balance - September 30, 2013	$535,000
Cost of purchases	—
Proceeds from sales	—
Net Transfers in/out of Level 3	—
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(125,000)
Balance - September 30, 2014	$410,000

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2014 is $125,000.

The significant unobservable inputs used in fair value measurement of the preferred stock relates to assumptions used by the Fund’s broker. The preferred stock broker quote is derived using a discounted cash flow model, and while the underlying company is publicly traded, some of the assumptions used by the broker in developing that discounted cash flow are not observable. These inputs include the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and term to maturity would have a direct and proportional impact to fair value.

In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Fund does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. The Fund is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid

11

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

As of September 30, 2014, the change in unrealized appreciation (depreciation) and realized gain (loss) on option contracts subject to equity price risk amounted to $(21,317) and $291,572, respectively. Such figures can be found on the Statement of Operations. As of September 30, 2014, there were no options held by the Fund. The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serves as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from those estimates.

12

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. concentration of counterparty risk exists in that the part of a Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Footprints Asset Management & Research, Inc. (the “Adviser”), serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the management of the Fund’s investment portfolio. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets. For the year ended September 30, 2014, the Adviser earned advisory fees of $128,395.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until January 31, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses or extraordinary expenses, such as litigation expenses) do not exceed 1.95% of the daily average net assets of the Class A shares of the Fund. For the year ended September 30, 2014, the Adviser waived and reimbursed fees of $170,751.

13

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A are subsequently less than 1.95% of average daily net assets of the Class A shares, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.95% of average daily net assets for Class A shares. If Fund Operating Expenses attributable to Class A shares subsequently exceed 1.95% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Pursuant to the Waiver Agreement, cumulative expenses subject to recapture are $328,743 and the amounts will expire on September 30, 2016 - $157,992 and September 30, 2017 - $170,751.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12 -1 under b the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $21,399 in distribution fees for Class A shares were incurred during the year ended September 30, 2014.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2014, the Distributor received $1,615 in underwriting commissions for sales of Class A shares, of which $215 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2014, amounted to $8,925,904 and $7,889,806, respectively.

5.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended September 30, 2014, were as follows:

14

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	2,890	$96,028
Options written	24,292	483,106
Options exercised	(6,612)	(208,430)
Options closed	(3,983)	(91,683)
Options expired	(16,587)	(279,021)
Options outstanding, end of period	—	$—

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. For the year ended September 30, 2014, the Fund received $8 in redemption fees.

7.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2014 was as follows:

Fiscal Year Ended
September 30, 2014
Ordinary Income	$658,479
Long-Term Capital Gain	—
Return of Capital	—
$658,479

There was no distribution for fiscal year ended September 30, 2013.

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$—	$(462,309)	$(2,343,104)	$(2,805,413)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $462,309.

The difference between book basis and tax basis unrealized depreciation, and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the period ended September 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$162,831	$(162,831)

15

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

8.	PROXY VOTING

At a Special Meeting of Shareholders of the Fund, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Monday, September 30, 2013, Fund shareholders of record as of the close of business on August 2, 2013 voted to approve the following proposal:

Proposal 1: To approve the proposed amendment to the Fund’s diversification policy to reclassify the Fund as a non-diversified company.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
536,166	0

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of Footprints Discover Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Footprints Discover Value Fund (the Fund), a separate series of the Northern Lights Fund Trust III, as of September 30, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 31, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Footprints Discover Value Fund as of September 30, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from December 31, 2012 (commencement of operations) through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
December 1, 2014

17

Footprints Discover Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	York Capital Corp.(July 2014 - Present); Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board Since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996- 2008).	32	Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
18

Footprints Discover Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	131	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	32	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.
19

Footprints Discover Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-445-9339.

20

Footprints Discover Value Fund
EXPENSES EXAMPLE (Unaudited)
September 30, 2014

As a shareholder of the Fund you incur transaction costs, such as sales charges, and ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the entire period of time from April 1, 2014 through September 30, 2014.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Annualized
	Account Value	Ending Account	Expense	Expenses Paid During
	(4/1/14)	Value (9/30/14)	Ratio	the Period*
Actual
Class A	$1,000.00	$ 805.10	1.95%	$8.82

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.29	1.95%	$9.85

*	Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.95% multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).
21

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-493-4603

22

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

23

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-445-9339 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-445-9339.

Investment Adviser
Footprints Asset Management & Research, Inc.
11422 Miracle Hills Drive, Suite 208
Omaha, NE 68154

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $13,500

2013 – $13,000

(b)

Audit-Related Fees

2014 – None

2013 – N/A

(c)

Tax Fees

2014 – $2,500

2013 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

N/A

Tax Fees:

0.00%

N/A

All Other Fees:

0.00%

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500

2013 – $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

12/9/14